U.S. SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: May 5, 2005


                        TRANSAX INTERNATIONAL LIMITED
              __________________________________________________
       (Exact Name of Small Business Issuer as Specified in its Charter)


                                   COLORADO
                   ________________________________________
             (State or other Jurisdiction as Specified in Charter)


            00-27845                                    84-1304106
                  __________________________________________
    (Commission file number)           (I.R.S. Employer Identification No.)


                            5201 Blue Lagoon Drive
                                   8th Floor
                             Miami, Florida 33126
                        _______________________________
                   (Address of Principal Executive Offices)


                                 305.629.3090
                             ____________________
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17
       CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Chief Financial Officer

        On May 5, 2005, the board of directors of Transax International Limited, a Colorado corporation (the "Company"), pursuant to written unanimous consent, appointed Adam Wasserman as the Chief Financial Officer of the Company effective May 5, 2005.

        Mr. Wasserman has over fifteen years of public and private market experience in financial reporting, accounting, budgeting and planning, mergers and acquisitions, auditing, automated systems, baking relations, internal control, and corporate governance. Throughout his career, Mr. Wasserman has been an integral member of executive management responsible for financial and accounting. Previously, Mr. Wasserman was an audit manager of American Express Tax & Business in Ft. Lauderdale, Florida. During his tenure as audit manager, Mr. Wasserman successfully acted as an outsourced chief financial officer and advisory to a diversified clientele in the wholesale, technology, distribution, medical, retain and service industries in both the private and public sectors. His responsibilities included supervising, training and evaluating senior staff members, work paper review, auditing, maintaining client relations, preparation of tax returns and preparation of financial statements and related footnotes. Mr. Wasserman also has experience with filings under both the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including initial public offerings, annual reports, and quarterly reports. Mr. Wasserman was also with Deloitte & Touche, LLP in New York City. Mr. Wasserman's responsibilities at Deloitte & Touche, LLP included audits of
public  and  private  companies,  tax  preparation   and  planning,  management
consulting, systems design, staff instruction and recruiting. Mr. Wasserman holds a Bachelor of Administration from the State University at Albany in Albany, New York. He is a Certified Public Accountant (New York) and a member of the American Institute of Certified Public Accountants. Currently, Mr. Wasserman is also a director and the treasurer of Gold Coast Venture Capital Club and a former officer of Toastmasters International.

        As of the date of this Report, the Company does not have any contractual arrangements with Mr. Wasserman.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.
(b) Not applicable.
(c) Not applicable.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Transax International Limited


Date:  May 6, 2005                By:/s/ Stephen Walters
                                  ------------------------
                                  Stephen Walters
                                  President and Chief Executive Officer